UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co. Corporation Trust Center 1209 Orange St. Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway Suite 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2024

Philotimo Focused Growth and Income Fund

ITEM 1.(a).  Reports to Stockholders.

ANNUAL REPORT

For the Year Ended March 31, 2024

Philotimo Focused Growth and Income Fund

ANNUAL REPORT

Philotimo Focused Growth and
Income Fund (unaudited)

Performance Commentary for the year ended March 31st, 2024.
05/01/2024

Dear Shareholders,

Below is the performance (total return) for the Philotimo Focused Growth and Income Fund (the “Fund” or “PHLOX”) versus the Russell 2000® Index1 benchmark.

	Q3 2021*	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
PHLOX	0.20%	3.90%	-2.24%	-15.54%	-6.25%	13.56%	2.82%	0.23%	-2.39%
Russell 2000	3.51%	2.14%	-7.53%	-17.20%	-2.19%	6.23%	2.74%	5.21%	-5.13%

	Q4 2023	Q1 2024	One Year Ended 3/31/24	Inception to 3/31/24[2]
PHLOX	3.45%	1.82%	3.05%	-1.17%
Russell 2000	14.03%	5.18%	19.71%	0.68%

*Note: The Fund’s first day of operation was August 20th, 2021. The Q3 2021 figures for both PHLOX and the Russell run from 08/20th to 09/30th.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For most recent performance information, please call 800-673-0550. The gross expense ratio of the Fund as of the most recent prospectus is 1.58%. The net expense ratio of the Fund as of the most recent prospectus is 1.55%. The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund through July 31, 2024.

Comments and Outlook

The consensus continues to be “higher for longer” with the most recent data points for both employment and consumer price index (CPI) hotter than expected. No longer is their widespread expectation for multiple rate cuts this year. The

1The Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index. It was started by the Frank Russell Company in 1984.

2The Inception to 3/31/24 returns are annualized.

ANNUAL REPORT

Russell 2000 is approximately 20% below its high set back in 2021, indicating we are not in a secular bull market yet. Historically, before the economy softens, data typically remains buoyant until it doesn’t anymore. Case and point is just prior to the Great Financial Crisis (GFC). The Fed was late, and it didn’t cut until awful data was clearly in the rearview mirror. We still believe inflation will decline to 2% or less and the data will be compelling enough for the Fed to lower rates. Some interesting points that indicate the economy is not robust are as follows:

1.Trucking/logistics business is soft.

2.In Q1 of 2024 inventory of homes is up significantly vs. 2023 in most markets which is likely to cause housing prices to decline. Additionally, many real estate markets are showing disinflation and deflation in rents. Shelter is the biggest part of the basket. This statistic alone is likely to drag inflation down to 2%.

3.Auto loan delinquencies have increased significantly.

4.Credit card delinquencies are up at a 10-year high.

5.Recent surveys of small business hiring are indicative of recession.

6.Used car prices are deflating.

7.Covid stimulus funds are near depletion.

8.Many large companies have begun layoffs and are cautionary in their guidance on earnings calls.

9.The most recent leading economic indicators (LEI)3 was a reading of -0.3%.

10.The federal government is projecting a $2 trillion deficit this fiscal year which implies there is significant “unsustainable” federal spending that is likely to recede and bring down growth and inflation.

In light of the above 10 points, we are confident growth and inflation will decline, however, the precise timing is elusive. Keep in mind that 2 wars can and have had an effect on oil prices as well as the global supply chain. The main caveat to our thesis of lower rates and inflation is geopolitical (middle east and Ukraine/Russia). Small cap stocks have underperformed for so long and the catalyst as in the past will be a tailwind from the Fed cutting rates and a return of the “animal spirits” in small cap stocks.

3An index published monthly which is used to predict the direction of global economic movements in future months.

ANNUAL REPORT

New Positions Entered/Added To	Positions Exited
Compass Inc. (COMP)	Real Good Food Company Inc. (RGF)
One Group Hospitality Inc. (STKS)	Lifeway Foods Inc. (LWAY)
Caesar’s Entertainment Inc. (CZR)	International Business Machines Corp. (IBM)
Biote Corp. (BTMD)	Carparts.Com Inc. (PRTS)
RealReal Inc. (REAL)
Chevron Corp. (CVX)

Portfolio Commentary

During the last few months, we exited Carparts.Com Inc. (PRTS) at a loss as well as Real Good Food Company Inc. (RGF). Last year we sold Lifeway Foods Inc. (LWAY) at a significant profit as well as exiting International Business Machines Corp. (IBM). Some new positions for the fund are CZR, COMP, BTMD, REAL, CVX, and we increased our position in STKS. We have lagged the Russell 2000 partly due to missteps in our small cap stocks: eGain Corp (EGAN), Inspired Entertainment, Inc. (INSE), RGF and PRTS contributing the most to underperformance. Additionally, we had been somewhat defensive going into Q4 2023 and the Russell 2000 surprisingly had a strong quarter, leading to underperformance in PHLOX. As mentioned in our macro commentary, we believe the Fed will eventually cut rates this year and inflation will continue to decline, leading to outperformance in small cap value. Most recently, we have increased our equity exposure and reduced fixed income and cash. Some names to watch that we believe will contribute to alpha are: COMP, EZCorp. (EZPW), EGAN and INSE, and CDON AB (CDON). Together, they constitute an over 20% portfolio weighting and potentially can move the needle if our thesis is correct.

In Closing

While it appears crystallization of 2% or less inflation and lower interest rates have taken longer, we still expect them to materialize in the 2nd half of 2024. In the meantime, expect more cross currents, turbulence, and gyrations until we get to lower interest rates. Concurrently, we have 2 wars and a presidential election this year. Uncertainty creates “mispriced securities” and we remain vigilant monitoring opportunities for the inflection.

Warm Regards,

David Kanen

ANNUAL REPORT

Must be preceded or accompanied by a current prospectus.

Fund holdings are subject to change at any time. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The Fund is distributed by Foreside Fund Services, LLC

ANNUAL REPORT

Important Disclosure Statement

The Philotimo Focused Growth and Income Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 800-673-0550. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Kanen Wealth Management, LLC is the investment advisor to the Fund.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2024 and are subject to change at any time. For most recent information, please call 800-673-0550.

The Advisor waived or reimbursed part of the Fund’s total annual operating expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

ANNUAL REPORT

GROWTH OF $10,000 INVESTMENT IN THE
PHILOTIMO FOCUSED GROWTH AND INCOME FUND VS. RUSSELL 2000® INDEX
(Unaudited)

$11
$10
$9
$8
Thousands
8/20/21
3/31/22
3/31/23
3/31/24
$10,178
$9,696

Past performance is not predictive of future performance.

Philotimo Focused Growth and Income Fund   Russell 2000® Index

	Total Return One Year Ended 3/31/24	Average Annual Return Since Inception 8/20/21 to 3/31/24
Philotimo Focused Growth and Income Fund	3.05%	-1.17%
Russell 2000® Index	19.71%	0.68%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index. It was started by the Frank Russell Company in 1984. The index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Portfolio Compositionas of March 31, 2024 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Consumer Discretionary	22.50%
Financials	7.59%
Real Estate	5.91%
Information Technology	5.22%
Health Care	2.65%
Energy	2.13%
Preferred Stock	1.60%
Corporate Bonds:
Financials	27.62%
Government	11.14%
Energy	0.41%
Money Market Fund	13.11%
Total Investments	99.88%

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Schedule of InvestmentsMarch 31, 2024

		Shares	Value
46.00%	COMMON STOCKS

22.50%	CONSUMER DISCRETIONARY
	Ainsworth Game Technology Ltd.(A)	2,500,409	$1,979,706
	Caesars Entertainment, Inc.(A)	120,000	5,248,800
	CDON AB(A)	300,477	5,024,793
	Inspired Entertainment, Inc.(A)	305,616	3,013,374
	Lazydays Holdings, Inc.(A)	3	12
	Natuzzi S.p.A(A)	306,538	1,915,862
	The One Group Hospitality, Inc.(A)	393,975	2,194,441
	The RealReal, Inc.(A)	299,288	1,170,216
			20,547,204

2.13%	ENERGY
	Mammoth Energy Services, Inc.(A)	535,259	1,948,343

7.59%	FINANCIALS
	EZCorp, Inc. Class A(A)	500,328	5,668,716
	U.S. Global Investors, Inc.	456,885	1,270,140
			6,938,856

2.65%	HEALTH CARE
	biote Corp.(A)	417,964	2,424,191

5.22%	INFORMATION TECHNOLOGY
	Data I/O Corp.(A)	327,401	1,152,451
	eGain Corp.(A)	560,459	3,614,961
			4,767,412

5.91%	REAL ESTATE
	Compass, Inc.(A)	1,500,351	5,401,264

46.00%	TOTAL COMMON STOCKS		42,027,270
	(Cost: $42,082,650)

Philotimo Focused Growth and Income Fund

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2024

See Notes to Financial Statements

ANNUAL REPORT

		Shares/ Principal	Value
1.60%	PREFERRED STOCK
	Fossil Group, Inc. 7.000%	130,000	$1,462,500

1.60%	TOTAL PREFERRED STOCK		1,462,500
	(Cost: $1,902,303)

39.17%	BONDS

0.41%	Energy
	Cimarex Energy Co. 05/15/2027 3.900%	415,000	375,767

27.62%	Financials
	Allstate Corp. 05/15/2057 6.500%	1,000,000	1,016,021
	Bank of America Corp. 11/02/2029 6.000%^ (ICE LIBOR USD 3 Month + 2.120%)	500,000	498,764
	Bank of America Corp. Perpetual 6.100%	500,000	501,381
	Bank of America Corp. Perpetual 6.250%^ (CME Term SOFR 3 Month +4.160%)	1,000,000	1,001,138
	Bank of America Corp. Perpetual 5.125%	360,000	360,331
	Bank of Nova Scotia 01/27/2084 8.000%^ (CME Term SOFR 3 Month+3.554%)	2,000,000	2,040,520
	Barclays Bank plc 11/22/2028 0.000%(A)(C)	115,000	111,182
	Charles Schwab Corp. Perpetual 5.375%	1,000,000	993,079
	Citigroup Global Markets 03/19/2041 0.000%(A)(C)	120,000	75,192
	Citigroup Global Markets 10/01/2040 7.250%(A)(C)	84,000	60,892
	Citigroup Global Markets 01/22/2035 0.000%^(A)(C)	300,000	202,740
	Citigroup, Inc. 10/30/2024 6.036%	1,000,000	1,001,200
	Citigroup, Inc. Perpetual 6.300%^ (SOFRRATE+0.686%)	353,000	351,602

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2024

		Principal	Value
	Citigroup, Inc. Perpetual 9.035%	450,000	$450,866
	EZCorp, Inc. 07/01/2024 2.875%	1,424,000	1,574,186
	EZCorp, Inc. 05/01/2025 2.375%	1,000,000	983,861
	Fifth Third Bancorp Perpetual 4.500%	1,000,000	963,186
	Fifth Third Bancorp Perpetual 8.597%^ (US Treasury Yield Curve Rate Constant Maturity 5 Year+4.215%)	560,000	548,688
	The Goldman Sachs Group, Inc. 11/04/2032 7.000%	1,000,000	991,822
	The Goldman Sachs Group, Inc. Perpetual 5.500%	1,200,000	1,189,735
	HSBC USA, Inc. 01/30/2030 0.000%(A)(C)	145,000	143,594
	M&T Bank Corp. Perpetual 9.179%	720,000	721,795
	Morgan Stanley 03/31/2035 0.000%(A)(C)	95,000	53,438
	Morgan Stanley 08/28/2025 6.000%	500,000	494,466
	Nationwide Financial Services 05/15/2037 6.750%	2,650,000	2,679,561
	PNC Financial Services Group Perpetual 6.250%	1,500,000	1,453,758
	Prudential Financial, Inc. 03/15/2054 6.500%	1,000,000	1,014,340
	Truist Financial Corp. Perpetual 8.693%	1,750,000	1,761,816
	Wells Fargo & Co. 11/14/2027 6.000%	1,000,000	997,822
	Wells Fargo & Co. Perpetual 5.900%	1,000,000	995,777
			25,232,753

11.14%	Government
	Federal Agricultural Mortgage Corp. 09/11/2043 6.650%	5,000,000	5,032,290
	Federal Farm Credit Bank 04/12/2032 5.840%	1,000,000	997,952
	Federal Farm Credit Bank 04/26/2038 6.050%	900,000	900,008
	Federal Farm Credit Bank 05/10/2038 6.100%	1,000,000	1,000,003
	Federal Farm Credit Bank 07/26/2038 6.250%	250,000	250,004
	Federal Home Loan Bank 01/26/2044 6.050%	2,000,000	2,000,146
			10,180,403

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2024

See Notes to Financial Statements

ANNUAL REPORT

		Shares	Value
39.17%	TOTAL BONDS		$35,788,923
	(Cost: $35,189,358)

13.11%	MONEY MARKET FUND
	Federated Government Obligations Fund 5.180%(B)
	(Cost: $11,974,536)	11,974,536	11,974,536

99.88%	TOTAL INVESTMENTS
	(Cost: $91,148,847)		91,253,229
0.12%	Other assets net of liabilities		114,660
100.00%	NET ASSETS		$91,367,889

^Rate is determined periodically. Rate shown is the rate as of March 31, 2024

(A)Non-income producing

(B)Effective 7 day yield as of March 31, 2024

(C)Structured Note.

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Statement of Assets and LiabilitiesMarch 31, 2024

ASSETS
Investments at value (cost of $91,148,847) (Note 1)	$91,253,229
Receivable for investments sold	7,742
Receivable for capital stock sold	334,320
Interest receivable	443,717
Prepaid expenses	12,198
TOTAL ASSETS	92,051,206

LIABILITIES
Payable for investments purchased	554,703
Accrued investment advisory fees	67,067
Accrued 12b-1 fees	38,728
Accrued administration, accounting and transfer agent fees	13,467
Other accrued expenses	9,352
TOTAL LIABILITIES	683,317
NET ASSETS	$91,367,889

Net Assets Consist of:
Paid-in-capital applicable to 10,207,309 no par value shares of beneficial interest outstanding, unlimited shares authorized	$95,512,431
Distributable earnings (accumulated deficits)	(4,144,542)
Net Assets	$91,367,889

NET ASSET VALUE PER SHARE
Net Assets	$91,367,889
Shares Outstanding	10,207,309
Net Asset Value Per Share Offering, and Redemption Price	$8.95

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Statement of OperationsFor the Year Ended March 31, 2024

INVESTMENT INCOME
Dividends	$293,915
Interest	2,819,518
Total investment income	3,113,433

EXPENSES
Investment advisory fees (Note 2)	798,783
12b-1 fees (Note 2)	39,939
Recordkeeping and administrative services (Note 2)	74,979
Accounting fees (Note 2)	47,079
Custody fees	10,729
Transfer agent fees (Note 2)	31,968
Legal fees	43,984
Professional fees	50,000
Filing and registration fees	18,356
Trustee fees	10,862
Compliance fees	9,766
Shareholder reports	26,095
Shareholder servicing (Note 2)	79,878
Insurance	3,334
Legal expenses not incurred in the ordinary course of business	30,110
Other	32,695
Total expenses	1,308,557
Advisory fee waivers (Note 2)	(40,334)
Net expenses	1,268,223

Net investment income (loss)	1,845,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(4,631,759)
Net realized gain (loss) on foreign currency transactions	(20,793)
Net increase change in unrealized appreciation (depreciation) of investments	5,581,458
Net realized and unrealized gain (loss) on investments	928,906

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,774,116

Philotimo Focused Growth and Income Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Years Ended March 31,
	2024	2023
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$1,845,210	$619,177
Net realized gain (loss) on investments and foreign currency transactions	(4,652,552)	(822,053)
Net change in unrealized appreciation (depreciation) of investments	5,581,458	(4,374,996)
Increase (decrease) in net assets from operations	2,774,116	(4,577,872)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from earnings	(726,372)	(1,571,504)
Return of capital	—	(2,239,998)
Decrease in net assets from distributions	(726,372)	(3,811,502)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	13,026,110	25,675,493
Shares reinvested	726,372	3,811,502
Shares redeemed	(2,352,471)	(1,787,999)
Increase (decrease) in net assets from capital stock transactions	11,400,011	27,698,996

NET ASSETS
Increase (decrease) during period	13,447,755	19,309,622
Beginning of period	77,920,134	58,610,512
End of period	$91,367,889	$77,920,134

Philotimo Focused Growth and Income Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

	Years Ended March 31,				August 20, 2021(2) through March 31, 2022
	2024		2023
Net asset value, beginning of period	$8.76		$10.02		$10.00

Investment activities
Net investment income (loss) (1)	0.20		0.08		0.08
Net realized and unrealized gain (loss) on investments	0.07		(0.83)		0.08
Total from investment activities	0.27		(0.75)		0.16
Distributions
Net investment income	(0.08)		—	(3)	(0.07)
Net realized gain	—		(0.21)		(0.07)
Return of capital	—		(0.30)		—
Total distributions	(0.08)		(0.51)		(0.14)

Net asset value, end of period	$8.95		$8.76		$10.02 (4)

Total Return(5)	3.05%		(7.36%)		1.57%
Ratios/Supplemental Data
Ratios to average net assets(6)
Expenses, gross	1.64	%(7)	1.60	%(7)	1.70%
Expenses, net of waiver	1.59	%(7)	1.59	%(7)	1.50%
Net investment income	2.31%		0.97%		1.36%
Portfolio turnover rate(5)	76.00%		128.74%		117.87%
Net assets, end of period (000’s)	$91,368		$77,920		$58,611

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Less than 0.005 per share.

(4)Adjusted to conform with accounting principles generally accepted in the United States of America.

(5)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(6)Ratios to average net assets have been annualized for periods less than one year.

(7)Gross and net expenses reflect the effect of proxy expense which is excluded from the Fund’s expense limitation agreement. Gross and net expenses excluding proxy expense would have been: 1.60% and 1.55%, respectively for the year ended March 31, 2024; and 1.53% and 1.52%, respectively for the year ended March 31, 2023.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial StatementsMarch 31, 2024

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Philotimo Focused Growth and Income Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund commenced operations on August 20, 2021.

The Fund’s investment objective is to seek current income and long-term growth.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investment securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last quoted bid price. If available, debt securities (other than short-term obligations) are priced based upon valuations provided by independent, third-party pricing agents approved by the Trust’s Board of Trustees (the “Board”). Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing supplied valuations, or other methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Short-term debt securities (less than 60 days to maturity) are valued at amortized cost which approximates market value. Investments in investment companies and money market funds are valued at net asset value per share as reported by such investment company. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board.

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

ANNUAL REPORT

Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to Kanen Wealth Management, LLC (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2024:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$42,027,270	$—	—	$42,027,270
Preferred Stock	1,462,500	—	—	1,462,500
Bonds	—	35,788,923	—	35,788,923
Money Market Fund	11,974,536	—	—	11,974,536
	$55,464,306	$35,788,923	$—	$91,253,229

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the year ended March 31, 2024. The Fund held no Level 3 securities at any time during the year ended March 31, 2024.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount or premiums are accreted or amortized to interest income using the effective interest method or the worst yield for callable bonds. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

ANNUAL REPORT

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets be reclassified related to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended March 31, 2024, such reclassifications were due to the tax treatment of partnership investments and prior year post financial statement adjustments.

Distributable earnings	$167,647
Paid-in capital	(167,647)

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Advisory Agreement (“Agreement”), the Advisor provides investment advisory services to the Fund for an annual fee of 1.00% of the Fund’s daily net assets.

The Advisor earned and waived management fees for the year ended March 31, 2024 as follows:

Management Fee Earned	Management Fee Waived
$798,783	$40,334

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

The Advisor has contractually agreed to reduce its fees and/or reimburse Fund expenses until July 31, 2024 to keep Total Annual Operating Expenses (exclusive of interest, fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.50% of the Fund’s daily net assets. The Trust and the Advisor may terminate this expense limitation agreement prior to July 31, 2024 only by mutual written consent. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable waivers and reimbursements as of March 31, 2024 are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2025	2026	2027	Total
$48,705	$5,780	$40,334	$94,819

The Fund has adopted a Distribution and Shareholder Services (12b-1) Plan under which the Fund is authorized to pay an annual fee of up to 0.25% of the daily net assets of the Fund as compensation for certain shareholder service and distribution related activities. The Board has adopted a resolution to spend not more than 0.05% of the Fund’s daily net assets under the Rule 12b-1 Plan until at the earliest, July 31, 2024.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

ANNUAL REPORT

or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended March 31, 2024, the following fees were incurred:

Type of Plan	Fees Incurred
12b-1	$39,939
Shareholder Services	79,878

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and fund accountant. Fees to CFS are computed daily and paid monthly. For the year ended March 31, 2024, the following fees were incurred by the Fund to CFS:

Administrator	Transfer Agent	Fund Accountant
$70,480	$30,423	$41,060

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended March 31, 2024 were as follows:

Purchases	Sales
$69,221,938	$52,941,483

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended March 31, 2024 and 2023 were as follows:

Distributions paid from:	Year ended March 31, 2024	Year ended March 31, 2023
Ordinary income	$726,372	$1,571,504
Realized gains	—	—
Return of capital	—	2,239,998
	$726,372	$3,811,502

As of March 31, 2024, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed ordinary income	$1,614,402
Other accumulated losses	(5,830,957)
Net unrealized appreciation (depreciation)	72,013
$(4,144,542)

For tax purposes, the Fund had a current year late-year loss of $21,225 and a post-October capital loss of $1,862,296. These losses will be recognized on the first business day of the Fund's fiscal year, April 1, 2024. As of March 31, 2024, the Fund had a capital loss carryforward of $3,947,436, of which $274,298 is considered short term and $3,673,138 is considered long term. These losses may be carried forward indefinitely.

As of March 31, 2024, cost of securities for Federal income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$91,181,216	$6,381,045	$(6,309,032)	$72,013

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2024

ANNUAL REPORT

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

	Year ended March 31, 2024	Year ended March 31, 2023
Shares sold	1,501,530	2,798,130	*
Shares reinvested	82,355	447,360
Shares redeemed	(273,209)	(196,883)
Net increase (decrease)	1,310,676	3,048,607

*In-kind shares had an original cost of $159,021 and a market value of $811,805 on the date contributed.

NOTE 6 – RISKS OF INVESTING IN THE FUND

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Risks.”

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Philotimo Focused Growth and Income Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Philotimo Focused Growth and Income Fund (the “Fund”), a series of World Funds Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the period ended March 31, 2022, were audited by other auditors whose report dated May 31, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Philotimo Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm - continued

ANNUAL REPORT

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2024

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

NON-INTEREST TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (69) Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	22	Independent Trustee for the forty-eight series of the ETF Opportunities Trust (a registered investment company).
Mary Lou H. Ivey (66) Trustee	Indefinite, Since June 2010	Senior Vice President for Finance, Episcopal Church Building Fund (national non profit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C. (accounting firm), 2008-2021.	22	Independent Trustee for the forty-eight series of the ETF Opportunities Trust (a registered investment company).
Theo H. Pitt, Jr. (88) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	22

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment; Starboard Investment Trust for the ten series of that trust; and ETF Opportunities Trust for the forty-eight series of that Trust (all registered investment companies).

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (60) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 to present.
Karen M. Shupe (60) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (69) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (55) Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King (61) Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina (56) Assistant Secretary	Indefinite, Since November 2022

Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (62) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Laura B. Wright (51) Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters (55) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on February 21-22, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement between the Trust and Kanen Wealth Management, LLC (“KWM”) (the “KWM Advisory Agreement”) on behalf of the Philotimo Focused Growth and Income Fund (the “Philotimo Fund” or “Fund”).

At the Meeting, the Board reviewed, among other things, a memorandum from Counsel addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the KWM Advisory Agreement, a letter from Counsel to KWM and KWM’s responses to that letter. The Trustees considered the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the KWM Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by KWM; (ii) the investment performance of the Philotimo Fund; (iii) the costs of the services provided and profits realized by KWM from its relationship with the Philotimo Fund; (iv) the extent to which economies of scale would be realized if the Philotimo Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Philotimo Fund’s investors; and (v) KWM’s practices regarding possible conflicts of interest and benefits derived by KWM.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Philotimo Fund, including information

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

presented to the Board in KWM’s presentation earlier in the Meeting, as well as prior presentations by KWM’s staff and Trust management at other meetings of the Board, including information regarding expense limitation arrangements and the manner in which the Philotimo Fund is managed. The Board requested and was provided with information and reports relevant to the approval of the continuation of the KWM Advisory Agreement, including: (i) reports regarding the services and support provided to the Philotimo Fund and its shareholders by KWM; (ii) quarterly assessments of the investment performance of the Philotimo Fund from KWM; (iii) periodic commentary on the reasons for the performance; (iv) presentations by KWM’s management addressing the investment philosophy, investment strategy, and personnel utilized in managing the Philotimo Fund; (v) compliance and audit reports concerning the Philotimo Fund and KWM; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of KWM; and (vii) the memorandum from Trust Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the KWM Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about KWM, including financial information, a description of personnel and the services provided to the Philotimo Fund, information on investment advice, performance, summaries of the Philotimo Fund’s expenses, information on KWM’s compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Philotimo Fund; and (iii) benefits realized by KWM from its relationship with the Philotimo Fund. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the continuation of the KWM Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the continuation of the KWM Advisory Agreement, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services to be provided by KWM.

In this regard, the Board considered the responsibilities of KWM under the KWM Advisory Agreement. The Board reviewed the services to be provided by KWM to the Philotimo Fund including, without limitation, the investment strategies and techniques used in managing the Fund; the investment decision-making process and sources of information relied upon by KWM in providing portfolio management services to the Fund; the process for assuring compliance with the Fund’s investment objectives and limitations; and the efforts of KWM to promote

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

the Fund and grow assets. The Board considered: KWM’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies and procedures. After reviewing the foregoing and further information from KWM, the Board concluded that the quality, extent, and nature of the services to be provided by KWM was satisfactory and adequate for the Philotimo Fund.

(2)Investment Performance of the Philotimo Fund and KWM.

The Board noted that KWM is the general partner of a private fund that focuses primarily on undervalued small-capitalization equities similar to the equity portion of the Fund. The Trustees considered that the Philotimo Fund outperformed the private fund during 2023, noting that the Philotimo Fund performed better because it has continued to remain in a defensive position with almost 20% in cash. The Board noted that peers for the Philotimo Fund were selected by Broadridge from the Morningstar Moderately Aggressive Allocation Category. The Board noted that the Philotimo Fund underperformed its Peer Group median, its benchmark index and Category median, during the one-year period ended December 31, 2023. The Philotimo Fund’s performance ranked in the bottom quartile of its Peer Group and Category, for period ended December 31, 2023. The Board considered KWMs investment processes and philosophy for the Philotimo Fund and concluded that the investment performance of the Philotimo Fund was satisfactory.

(3)The costs of services to be provided and profits to be realized by KWM from the relationship with the Philotimo Fund.

In this regard, the Board considered KWM’s staffing and personnel; the financial condition of KWM; the current and expected asset levels of the Philotimo Fund; the advisory fee and overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Board also considered potential benefits for KWM in managing the Philotimo Fund. The Board compared the fees and expenses of the Philotimo Fund (including the advisory fee) to other funds in its Morningstar Peer Group and Category. The Trustees noted that while KWM continues to limit Fund expenses to 1.50% annually, it does not expect to institute breakpoints in the advisory fee payable by the Fund as Fund assets grow. Further, the Trustees referenced that the fee structure of the Fund’s other service providers have a fixed (or semi-fixed) nature which can result in the benefits of economies of scale for the Fund as assets grow. The Trustees considered that the Fund’s gross and net expense ratios were higher than the median expense ratios of the Morningstar Peer Group and Category.

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Trustees also considered that the Philotimo Fund’s gross and net advisory fee was higher than the median advisory fees of the Morningstar Peer Group and Category.

The Trustees observed that KWM receives a standard separately-managed account fee of 2.00% of assets annually, and for the private fund, KWM receives a fee of 2.00% annually plus 20% of profits. The Board noted that many of the separately-managed accounts are focused on a small-cap value strategy and considered that the fee paid to KWM by the separately managed accounts are for customized strategies, advice and personal service from David Kanen, principal of KWM and the Philotimo Fund’s portfolio manager, which is above and beyond the service or interaction expected by or typically provided to Fund shareholders. The Trustees reviewed a profitability report and considered the net profits earned by KWM related to the Philotimo Fund for the period April 1, 2023 to December 31, 2023 and the period April 1, 2022 to March 31, 2023. The Trustees noted that the Philotimo Fund was profitable to KWM for each such period. The Trustees considered that during 2023, the Fund experienced relatively poor performance compared to its Morningstar Peer Group and Category, with the Fund ranking in the 89th percentile versus its Peer Group and the 100th percentile versus the Morningstar Category. The Trustees discussed the factors that affected the Fund’s performance in 2023, noting that the Fund took a conservative position most of the year with roughly 70% of the Fund’s portfolio invested in money market, government agencies and high-grade corporate bonds. The Trustees also considered KWM’s outlook for the economy and the KWM’s expectations for the Fund’s investments in equity securities in 2024. The Board determined that the Fund’s advisory fees were within an acceptable range in light of the services rendered by KWM. Upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees paid to KWM by the Fund were within the range of such fees that could have been negotiated at arm’s length, and KWMs profitability in managing the Philotimo Fund was acceptable.

(4)The extent to which economies of scale would be realized as the Philotimo Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Philotimo Fund’s fee arrangements with KWM. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that KWM had entered into an expense limitation arrangement pursuant to which it essentially agreed to cap the Philotimo Fund’s expenses at 1.50% excluding certain expenses. The Trustees noted that while the Fund benefits from KWM’s expense limitation agreement, Fund shareholders

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

also benefit from the overall expense structure as other Fund service providers have fixed or semi-fixed costs that can result in economies of scale. The Trustees further noted that in October 2022 Fund shareholders approved a Rule 12b-1 Plan under the Investment Company Act of 1940, for the Fund to pay up to 0.25% of its assets annually for certain marketing, distribution and shareholder servicing for the Fund. The 12b-1 fee payable by the Fund was limited to 0.05% of the Fund’s assets until at least July 31, 2024. Following further discussion of the Philotimo Fund’s current asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements with KWM were fair and reasonable in relation to the nature, extent and quality of the services to be provided by KWM.

(5)Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Philotimo Fund; the basis of decisions to buy or sell securities for the Fund; the method for allocating of portfolio securities transactions; KWM’s use of soft-dollars; the substance and administration of KWM’s Code of Ethics and other relevant policies described in KWM’s Form ADV. The Trustees considered how conflicts of interest were managed by KWM under its compliance policies. The Trustees noted that possible benefits to KWM from advising the Fund include opportunities to market other financial products to Fund shareholders. Following further consideration and discussion, the Board indicated that KWM’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by KWM from managing the Philotimo Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the KWM Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the KWM Advisory Agreement was approved for an additional one-year term.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2023 and held for the six months ended March 31, 2024.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period Ended 3/31/24*
Actual	$1,000.00	$1,022.17	1.67%	$8.44
Hypothetical**	$1,000.00	$1,016.65	1.67%	$8.42

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 366 days in the current year.

**5% return before expenses

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

Kanen Wealth Management, LLC
6810 Lyons Technology Circle, Suite 160
Coconut Creek, FL 33073

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ITEM 1.(b). Not applicable.

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(f) The code of ethics is attached hereto as exhibit 13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)  The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2024 and $12,000 for 2023.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $35,000 for 2023.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2024 and $3,000 for 2023. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Schedule filed under Item 1 of the Form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public account: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 7, 2024

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 7, 2024

* Print the name and title of each signing officer under his or her signature.